
<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information extracted from the quarterly report on Form 10-Q of The Elder-Beerman Stores Corp. for the period ended July 29, 2000 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                          FEB-03-2001
<PERIOD-START>                             JAN-30-2000
<PERIOD-END>                               JUL-29-2000
<CASH>                                           7,592
<SECURITIES>                                         0
<RECEIVABLES>                                  121,890
<ALLOWANCES>                                     2,064
<INVENTORY>                                    177,008
<CURRENT-ASSETS>                               329,592
<PP&E>                                          74,009
<DEPRECIATION>                                       0
<TOTAL-ASSETS>                                 450,795
<CURRENT-LIABILITIES>                           55,742
<BONDS>                                        146,694
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                       259,645
<OTHER-SE>                                    (20,266)
<TOTAL-LIABILITY-AND-EQUITY>                   450,795
<SALES>                                        272,940
<TOTAL-REVENUES>                               287,533
<CGS>                                          201,060
<TOTAL-COSTS>                                  201,060
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                 2,729
<INTEREST-EXPENSE>                               6,020
<INCOME-PRETAX>                               (11,006)
<INCOME-TAX>                                   (3,962)
<INCOME-CONTINUING>                            (7,044)
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                   (7,044)
<EPS-BASIC>                                     (0.48)
<EPS-DILUTED>                                   (0.48)

This schedule shall not be deemed to be filed for purposes of Section 11 of the Securities Act of 1933, as amended, Section 18 of the Securities Exchange Act of 1934, as amended, and Section 233 of the Trust Indenture Act of 1939, as amended, or otherwise subject to the liabilities of such sections, nor shall it be deemed a part of any registration statement to which it relates.

